UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21676

Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Annual Report December 31, 2007

EATON VANCE
TAX-MANAGED
BUY-WRITE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager

Ronald M. Egalka Rampart Investment Management Co-Portfolio Manager

Thomas Seto Parametric Portfolio Associates LLC Co-Portfolio Manager

David Stein, Ph.D. Parametric Portfolio Associates LLC Co-Portfolio Manager

Economic and Market Conditions

•

Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

•

For the year ended December 31, 2007, eight of the ten major sectors within the S&P 500 Index registered positive returns. Energy, materials and utilities were the top-performing S&P 500 Index sectors during the year, while the financials and consumer discretionary sectors produced the weakest performance. Marketleading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

•

The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks that seeks to exceed the total performance of the S&P 500 Stock Index.1Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 Index call options on substantially the full value of the holdings of common stocks. During the year ended December 31, 2007, the Fund continued to provide shareholders with attractive quarterly distributions.

•

At net asset value (NAV), the Fund outperformed comparative indices – the CBOE S&P 500 Buy-Write Index and the S&P 500 Index – during the year ended December 31, 2007. Market volatility created opportunities for the Fund, as shown by the Fund’s performance at NAV. However, the adverse reaction of investors to volatility caused the Fund’s market share price, like those of many other closed-end

Eaton Vance Tax-Managed Buy-Write Income Fund Total Return Performance 12/31/06 – 12/31/07

	NYSE Symbol	ETB

	At Net Asset Value (NAV)	6.62%
	At Market	-9.43%
	S&P 500 Index(1)	5.49%
	CBOE S&P 500 Buy-Write Index(1)	6.59%
	Total Distributions per share	$1.80
Distribution Rate(2)	On NAV	9.11%
	On Market	10.33%

(1)

It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. 2 Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

funds, to trade at a discount to NAV and register a negative return. The Fund maintained a diversified portfolio, with investments in industries throughout the U.S. economy that tracked the S&P 500 Stock Index.1 Among the Fund’s common stock holdings, its largest common stock sector allocations at December 31 were financials, information technology, energy, health care and industrials.

•

At December 31, 2007, the Fund had written call options on 99.9% of its equity holdings. The Fund seeks current earnings from option premiums. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the underlying asset. This expectation of volatility, or “implied volatility,” is the primary variable that drives the pricing of options and therefore the premiums available from option writing strategies. The implied volatility of equity based options increased during the year, spurred, in part, by difficulties in subprime mortgages and turmoil in the international markets. The Fund was able to “monetize” some of the increased volatility in the form of higher premiums over the twelve months ended December 31, 2007.

•	The Fund continued to follow a tax-managed approach, employing techniques and strategies designed to seek favorable tax treatment.

Fund Performance

NYSE Symbol	ETB

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	-9.43%
Life of Fund (4/29/05)	5.33

Average Annual Total Returns (at net asset value)
One Year	6.62%
Life of Fund (4/29/05)	10.39

Fund Composition

Ten Largest Equity Holdings(1)

By total investments

Exxon Mobil Corp.	4.4%
General Electric Co.	3.4
Microsoft Corp.	2.7
Procter & Gamble Co.	2.2
Chevron Corp.	2.0
Johnson & Johnson	2.0
Apple, Inc.	1.7
Google, Inc. Class A	1.6
AT&T, Inc.	1.6
International Business Machines Corp.	1.6

(1)

Ten Largest Equity Holdings represented 23.2% of the Fund’s total investments as of 12/31/07. The ten largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/07.

Common Stock Sector Allocation(2)

By total investments

(2)	Reflects the Fund’s total investments as of 12/31/07. Sector allocations are presented without the offsetting effect of the Fund’s written option positions at 12/31/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.9%
Security	Shares	Value
Aerospace & Defense — 2.7%
Boeing Co. (The)	27,232	$2,381,711
Honeywell International, Inc.	66,974	4,123,589
Lockheed Martin Corp.	3,574	376,199
Northrop Grumman Corp.	20,111	1,581,529
Rockwell Collins, Inc.	13,821	994,697
United Technologies Corp.	48,521	3,713,797
		$13,171,522
Air Freight & Logistics — 0.8%
CH Robinson Worldwide, Inc.	6,745	$365,039
United Parcel Service, Inc., Class B	50,076	3,541,375
		$3,906,414
Automobiles — 0.2%
Harley-Davidson, Inc.	22,356	$1,044,249
		$1,044,249
Beverages — 3.6%
Anheuser-Busch Cos., Inc.	74,053	$3,875,934
Brown-Forman Corp., Class B	3,398	251,826
Coca-Cola Co. (The)	112,729	6,918,179
PepsiCo, Inc.	82,053	6,227,823
		$17,273,762
Biotechnology — 0.7%
Biogen Idec, Inc.(1)	35,276	$2,007,910
Celgene Corp.(1)	20,131	930,254
CV Therapeutics, Inc.(1)	26,367	238,621
Enzon Pharmaceuticals, Inc.(1)	20,659	196,880
		$3,373,665
Building Products — 0.2%
Masco Corp.	42,064	$909,003
		$909,003
Capital Markets — 4.1%
Bank of New York Mellon Corp. (The)	85,778	$4,182,535
Credit Suisse Group ADR	21,404	1,286,380
Federated Investors, Inc., Class B	32,602	1,341,898
Franklin Resources, Inc.	23,936	2,738,996

Security	Shares	Value
Capital Markets (continued)
Goldman Sachs Group, Inc.	17,074	$3,671,764
Invesco PLC ADR	54,842	1,720,942
Merrill Lynch & Co., Inc.	31,837	1,709,010
Morgan Stanley	61,432	3,262,654
		$19,914,179
Chemicals — 1.8%
Dow Chemical Co. (The)	19,476	$767,744
E.I. du Pont de Nemours & Co.	77,067	3,397,884
Eastman Chemical Co.	31,031	1,895,684
Rohm and Haas Co.	48,801	2,589,869
		$8,651,181
Commercial Banks — 3.7%
Banco Bilbao Vizcaya Argentaria SA ADR	5,727	$138,880
BB&T Corp.	77,748	2,384,531
Fifth Third Bancorp	109,732	2,757,565
First Horizon National Corp.	56,132	1,018,796
KeyCorp	71,848	1,684,836
Marshall & Ilsley Corp.	8,458	223,968
Popular, Inc.	10,223	108,364
Regions Financial Corp.	130,889	3,095,525
U.S. Bancorp	123,642	3,924,397
Wachovia Corp.	9,271	352,576
Wells Fargo & Co.	82,804	2,499,853
		$18,189,291
Commercial Services & Supplies — 1.3%
Avery Dennison Corp.	51,833	$2,754,406
RR Donnelley & Sons Co.	55,489	2,094,155
Waste Management, Inc.	51,616	1,686,295
		$6,534,856
Communications Equipment — 3.6%
Cisco Systems, Inc.(1)	237,947	$6,441,225
Corning, Inc.	105,686	2,535,407
Harris Corp.	30,013	1,881,215
Juniper Networks, Inc.(1)	3,299	109,527
Motorola, Inc.	116,382	1,866,767
Nokia Oyj ADR	29,005	1,113,502
QUALCOMM, Inc.	87,526	3,444,148
		$17,391,791

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Computer Peripherals — 4.6%
Apple, Inc.(1)	42,517	$8,421,767
EMC Corp.	74,920	1,388,268
Hewlett-Packard Co.	51,699	2,609,766
International Business Machines Corp.	70,301	7,599,538
Network Appliance, Inc.(1)	18,516	462,159
Palm, Inc.	18,656	118,279
Seagate Technology	66,365	1,692,307
		$22,292,084
Construction Materials — 0.5%
Vulcan Materials Co.	28,398	$2,245,998
		$2,245,998
Consumer Finance — 0.5%
American Express Co.	47,841	$2,488,689
		$2,488,689
Containers & Packaging — 0.1%
Bemis Co., Inc.	8,256	$226,049
Temple-Inland, Inc.	20,807	433,826
		$659,875
Distributors — 0.1%
Genuine Parts Co.	7,145	$330,813
		$330,813
Diversified Consumer Services — 0.1%
H&R Block, Inc.	28,930	$537,230
		$537,230
Diversified Financial Services — 3.1%
Bank of America Corp.	168,489	$6,951,856
Guaranty Financial Group, Inc.(1)	6,936	110,971
ING Groep NV ADR	2,381	92,645
IntercontinentalExchange, Inc.(1)	3,807	732,847
JPMorgan Chase & Co.	159,251	6,951,306
		$14,839,625
Diversified Telecommunication Services — 3.7%
AT&T, Inc.	190,867	$7,932,433
Citizens Communications Co.	41,556	529,008

Security	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	161,788	$7,068,518
Windstream Corp.	206,722	2,691,520
		$18,221,479
Electric Utilities — 0.9%
Duke Energy Corp.	151,179	$3,049,280
Pinnacle West Capital Corp.	30,305	1,285,235
		$4,334,515
Electrical Equipment — 0.9%
Emerson Electric Co.	72,907	$4,130,911
Suntech Power Holdings Co., Ltd. ADR(1)	2,406	198,062
		$4,328,973
Energy Equipment & Services — 2.4%
BJ Services Co.	286	$6,938
Diamond Offshore Drilling, Inc.	17,338	2,461,996
Halliburton Co.	93,317	3,537,647
National-Oilwell Varco, Inc.(1)	11,022	809,676
Noble Corp.	57,174	3,230,903
Schlumberger, Ltd.	13,066	1,285,302
Transocean, Inc.(1)	3,212	459,798
		$11,792,260
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	72,032	$2,863,272
SUPERVALU, Inc.	6,564	246,281
Wal-Mart Stores, Inc.	111,487	5,298,977
		$8,408,530
Food Products — 0.8%
ConAgra Foods, Inc.	27,892	$663,551
Hershey Co. (The)	65,103	2,565,058
Kraft Foods, Inc., Class A	21,832	712,378
		$3,940,987
Gas Utilities — 0.3%
Nicor, Inc.	29,736	$1,259,320
		$1,259,320

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 1.7%
Advanced Medical Optics, Inc.(1)	19,148	$469,700
Baxter International, Inc.	63,957	3,712,704
Medtronic, Inc.	57,145	2,872,679
St. Jude Medical, Inc.(1)	21,128	858,642
Zimmer Holdings, Inc.(1)	4,483	296,550
		$8,210,275
Health Care Providers & Services — 2.0%
DaVita, Inc.(1)	7,700	$433,895
Laboratory Corp. of America Holdings(1)	9,283	701,145
McKesson Corp.	39,374	2,579,391
Quest Diagnostics, Inc.	7,288	385,535
UnitedHealth Group, Inc.	61,522	3,580,580
WellPoint, Inc.(1)	24,707	2,167,545
		$9,848,091
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp., Unit	42,170	$1,876,143
Darden Restaurants, Inc.	11,777	326,341
Harrah's Entertainment, Inc.	25,739	2,284,336
International Game Technology	2,084	91,550
McDonald's Corp.	17,646	1,039,526
Starwood Hotels & Resorts Worldwide, Inc.	17,410	766,562
Yum! Brands, Inc.	35,271	1,349,821
		$7,734,279
Household Durables — 0.2%
D.R. Horton, Inc.	89,029	$1,172,512
		$1,172,512
Household Products — 2.3%
Procter & Gamble Co.	149,558	$10,980,548
		$10,980,548
Industrial Conglomerates — 3.5%
General Electric Co.	454,481	$16,847,611
		$16,847,611
Insurance — 4.4%
ACE, Ltd.	2,587	$159,825
American International Group, Inc.	106,169	6,189,653

Security	Shares	Value
Insurance (continued)
Cincinnati Financial Corp.	66,808	$2,641,588
Hartford Financial Services Group, Inc.	27,532	2,400,515
Lincoln National Corp.	52,564	3,060,276
MetLife, Inc.	18,232	1,123,456
PartnerRe, Ltd.	5,273	435,181
Prudential Financial, Inc.	35,186	3,273,705
Travelers Cos., Inc. (The)	37,065	1,994,097
		$21,278,296
Internet Software & Services — 2.3%
Akamai Technologies, Inc.(1)	15,205	$526,093
Google Inc., Class A(1)	11,646	8,052,976
VeriSign, Inc.(1)	54,603	2,053,619
Yahoo!, Inc.(1)	15,496	360,437
		$10,993,125
IT Services — 0.9%
Automatic Data Processing, Inc.	37,355	$1,663,418
Broadridge Financial Solutions, Inc.	2,175	48,785
Cognizant Technology Solutions Corp., Class A(1)	23,682	803,767
MasterCard, Inc., Class A	743	159,894
Metavante Technologies, Inc.(1)	2,819	65,739
Paychex, Inc.	41,638	1,508,128
		$4,249,731
Leisure Equipment & Products — 0.5%
Mattel, Inc.	136,517	$2,599,284
		$2,599,284
Life Sciences Tools & Services — 0.2%
Applera Corp. - Applied Biosystems Group	12,990	$440,621
Thermo Fisher Scientific, Inc.(1)	8,409	485,031
		$925,652
Machinery — 1.1%
AGCO Corp.(1)	10,916	$742,070
Caterpillar, Inc.	10,879	789,380
Eaton Corp.	24,497	2,374,984
Parker Hannifin Corp.	9,499	715,370
Terex Corp.(1)	8,409	551,378
		$5,173,182

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Media — 2.0%
Interpublic Group of Cos., Inc.(1)	62,468	$506,615
Meredith Corp.	6,028	331,419
Time Warner, Inc.	256,667	4,237,572
Walt Disney Co.	148,674	4,799,197
		$9,874,803
Metals & Mining — 1.3%
Alcoa, Inc.	86,678	$3,168,081
Freeport-McMoRan Copper & Gold, Inc., Class B	21,889	2,242,309
Nucor Corp.	15,304	906,303
		$6,316,693
Multiline Retail — 0.6%
Big Lots, Inc.(1)	46,681	$746,429
Kohl's Corp.(1)	12,781	585,370
Macy's, Inc.	1	26
Nordstrom, Inc.	30,006	1,102,120
Saks, Inc.(1)	30,588	635,007
		$3,068,952
Multi-Utilities — 2.9%
Ameren Corp.	52,924	$2,869,010
CenterPoint Energy, Inc.	36,610	627,129
Consolidated Edison, Inc.	59,436	2,903,449
Dominion Resources, Inc.	2,257	107,095
DTE Energy Co.	4,649	204,370
Integrys Energy Group, Inc.	14,345	741,493
NorthWestern Corp.	35,741	1,054,359
Public Service Enterprise Group, Inc.	34,717	3,410,598
TECO Energy, Inc.	110,189	1,896,353
Xcel Energy, Inc.	12,009	271,043
		$14,084,899
Oil, Gas & Consumable Fuels — 10.4%
Chesapeake Energy Corp.	6,353	$249,038
Chevron Corp.	105,110	9,809,916
ConocoPhillips	71,897	6,348,505
EOG Resources, Inc.	32,118	2,866,531
Exxon Mobil Corp.	229,610	21,512,161
Marathon Oil Corp.	13,959	849,545
Occidental Petroleum Corp.	26,147	2,013,058
Parallel Petroleum Corp.(1)	15,000	264,450

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	30,355	$2,125,761
Williams Cos., Inc.	93,079	3,330,367
XTO Energy, Inc.	20,646	1,060,379
		$50,429,711
Paper and Forest Products — 0.3%
International Paper Co.	12,316	$398,792
MeadWestvaco Corp.	33,483	1,048,018
		$1,446,810
Personal Products — 0.3%
Alberto-Culver Co.	43,605	$1,070,067
Estee Lauder Cos., Inc., Class A	8,436	367,894
		$1,437,961
Pharmaceuticals — 6.7%
Abbott Laboratories	100,130	$5,622,300
Allergan, Inc.	26,341	1,692,146
Bristol-Myers Squibb Co.	165,941	4,400,755
Eli Lilly & Co.	7,034	375,545
Johnson & Johnson	145,415	9,699,181
Merck & Co., Inc.	124,754	7,249,455
Wyeth	80,608	3,562,068
		$32,601,450
Real Estate Investment Trusts (REITs) — 0.7%
Developers Diversified Realty Corp.	4,582	$175,445
Plum Creek Timber Co., Inc.	15,428	710,305
Simon Property Group, Inc.	29,775	2,586,257
		$3,472,007
Real Estate Management & Development — 0.0%
Forestar Real Estate Group(1)	6,936	$163,612
		$163,612
Road & Rail — 0.4%
CSX Corp.	16,621	$730,992
Norfolk Southern Corp.	11,641	587,172
Union Pacific Corp.	5,580	700,960
		$2,019,124

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	44,223	$1,401,869
Applied Materials, Inc.	128,413	2,280,615
Broadcom Corp., Class A(1)	20,035	523,715
Intel Corp.	145,211	3,871,325
Intersil Corp., Class A	51,768	1,267,281
KLA-Tencor Corp.	32,861	1,582,586
Linear Technology Corp.	20,661	657,640
MEMC Electronic Materials, Inc.(1)	2,657	235,118
Microchip Technology, Inc.	71,683	2,252,280
Novellus Systems, Inc.(1)	28,838	795,064
		$14,867,493
Software — 3.7%
Adobe Systems, Inc.(1)	32,525	$1,389,793
Microsoft Corp.	371,433	13,223,015
NAVTEQ Corp.(1)	10,697	808,693
Oracle Corp.(1)	90,238	2,037,574
Quest Software, Inc.(1)	17,700	326,388
		$17,785,463
Specialty Retail — 0.9%
Best Buy Co., Inc.	18,414	$969,497
GameStop Corp., Class A(1)	9,532	592,033
OfficeMax, Inc.	67,396	1,392,401
Sherwin-Williams Co. (The)	13,337	774,079
Tiffany & Co.	14,641	673,925
		$4,401,935
Textiles, Apparel & Luxury Goods — 0.8%
Nike, Inc., Class B	52,243	$3,356,090
VF Corp.	4,944	339,455
		$3,695,545
Thrifts & Mortgage Finance — 1.7%
Countrywide Financial Corp.	80,773	$722,111
Fannie Mae	44,200	1,767,116
Freddie Mac	80,933	2,757,387
Washington Mutual, Inc.	221,566	3,015,513
		$8,262,127

Security	Shares	Value
Tobacco — 2.0%
Altria Group, Inc.	68,430	$5,171,939
Reynolds American, Inc.	42,675	2,814,843
UST, Inc.	32,881	1,801,879
		$9,788,661
Total Common Stocks (identified cost $399,344,723)		$489,770,123
Total Investments — 100.9% (identified cost $399,344,723)		$489,770,123
Covered Call Options Written — (1.2)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	449	$1,475	1/19/08	$(1,010,250)
S&P 500 Index	879	1,480	1/18/08	(1,810,740)
S&P 500 Index	464	1,485	1/19/08	(821,280)
S&P 500 Index	687	1,490	1/19/08	(1,099,200)
S&P 500 Index	760	1,500	1/19/08	(912,000)

Total Covered Call Options Written (premiums received $7,157,841)	$(5,653,470)
Other Assets, Less Liabilities — 0.3%	$1,516,351
Net Assets — 100.0%	$485,633,004

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $399,344,723)	$489,770,123
Cash	1,614,550
Receivable for investments sold	19,872,596
Dividends and interest receivable	961,128
Tax reclaims receivable	837
Total assets	$512,219,234
Liabilities
Payable for investments purchased	$20,295,585
Written options outstanding, at value (premiums received, $7,157,841)	5,653,470
Payable to affiliate for investment advisory fee	412,738
Payable to affiliate for Trustees' fees	4,916
Accrued expenses	219,521
Total liabilities	$26,586,230
Net Assets	$485,633,004
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 24,581,806 shares issued and outstanding	$245,818
Additional paid-in capital	394,929,911
Accumulated net realized loss (computed on the basis of identified cost)	(1,504,394)
Accumulated undistributed net investment income	31,898
Net unrealized appreciation (computed on the basis of identified cost)	91,929,771
Net Assets	$485,633,004
Net Asset Value
($485,633,004 ÷ 24,581,806 common shares issued and outstanding)	$19.76

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $10,290)	$11,011,827
Interest	93,592
Total investment income	$11,105,419
Expenses
Investment adviser fee	$4,926,138
Trustees' fees and expenses	20,255
Custodian fee	228,790
Printing and postage	96,760
Transfer and dividend disbursing agent fees	59,398
Legal and accounting services	51,429
Miscellaneous	63,462
Total expenses	$5,446,232
Net investment income	$5,659,187
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost)	$10,846,820
Written options	5,619,458
Net realized gain	$16,466,278
Change in unrealized appreciation (depreciation) — Investments (identified cost)	$7,736,050
Written options	510,802
Net change in unrealized appreciation (depreciation)	$8,246,852
Net realized and unrealized gain	$24,713,130
Net increase in net assets from operations	$30,372,317

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$5,659,187	$5,532,348
Net realized gain from investment transactions and written options	16,466,278	14,941,111
Net change in unrealized appreciation from investments and written options	8,246,852	46,284,188
Net increase in net assets from operations	$30,372,317	$66,757,647
Distributions — From net investment income	$(5,614,168)	$(5,532,348)
From net realized gain	(17,022,122)	(1,912,376)
Tax return of capital	(21,585,564)	(36,704,638)
Total distributions	$(44,221,854)	$(44,149,362)
Capital share transactions —
Reinvestment of distributions	$727,992	$367,888
Offering costs	—	(37,898)
Net increase in net assets from capital share transactions	$727,992	$329,990
Net increase (decrease) in net assets	$(13,121,545)	$22,938,275
Net Assets
At beginning of year	$498,754,549	$475,816,274
At end of year	$485,633,004	$498,754,549
Accumulated undistributed net investment income included in net assets
At end of year	$31,898	$31,898

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,		Period Ended December 31,
	2007	2006	2005(1)
Net asset value — Beginning of period	$20.320	$19.400	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.230	$0.226	$0.140
Net realized and unrealized gain	1.010	2.496	1.088
Total income from operations	$1.240	$2.722	$1.228
Less distributions
From net investment income	$(0.228)	$(0.226)	$(0.138)
From net realized gain	(0.693)	(0.078)	(0.138)
Tax return of capital	(0.879)	(1.496)	(0.624)
Total distributions	$(1.800)	$(1.800)	$(0.900)
Offering costs charged to paid-in capital(3)	$—	$(0.002)	$(0.028)
Net asset value — End of period	$19.760	$20.320	$19.400
Market value — End of period	$17.430	$21.100	$18.160
Total Investment Return on Net Asset Value(4)	6.62%	14.88%	6.35	%(5)(7)
Total Investment Return on Market Value(4)	(9.43)%	27.44%	(0.45	)%(5)(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$485,633	$498,755	$475,816
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.11%	1.10%	1.11	%(6)
Expenses after custodian fee reduction	1.11%	1.10%	1.11	%(6)
Net investment income	1.15%	1.15%	1.06	%(6)
Portfolio Turnover	35%	20%	10%

(1)  For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Annualized.

(7)  Not annualized

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 Index call options on substantially the full value of its holdings of common stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Offering Costs — Costs incurred by the Fund in connection with the offering of its common shares were recorded as a reduction of additional paid-in capital.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains.

Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$11,052,733	$6,126,270
Long-term capital gains	$11,583,557	$1,318,454
Tax return of capital	$21,585,564	$36,704,638

During the year ended December 31, 2007, accumulated net realized loss was decreased by $45,019 and accumulated undistributed net investment income was decreased by $45,019 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

(REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$90,457,275

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to written options contracts and distributions from REITs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets, as referred to herein, represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2007, the advisory fee amounted to $4,926,138. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $171,958,702 and $202,714,718, respectively, for the year ended December 31, 2007.

5  Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the years ended December 31, 2007 and December 31, 2006 were 36,304 and 18,818, respectively.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$399,312,848
Gross unrealized appreciation	$93,567,518
Gross unrealized depreciation	(3,110,243)
Net unrealized appreciation	$90,457,275

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2007 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	3,512	$5,911,479
Options written	39,984	78,728,543
Options terminated in closing purchase transactions	(40,257)	(77,482,181)
Outstanding, end of year	3,239	$7,157,841

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed Buy-Write Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, April 29, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, April 29, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Tax-Managed Buy-Write Income Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates $10,832,920, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 95.95% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $11,583,557 as a capital gain dividend.

Eaton Vance Tax-Managed Buy-Write Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-866-439-6787.

Eaton Vance Tax-Managed Buy-Write Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
(866) 439-6787

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2007, our records indicate that there are 19 registered shareholders and approximately 16,087 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange (NYSE) symbol

The New York Stock Exchange (NYSE) symbol is ETB.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen , fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its roles as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax Managed Buy-Write Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees' term of office is noted below. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2009. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2009. 2 years. Trustee since 2007.	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Class III Trustee	Until 2008. 3 years. Trustee since 2005.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Lynn A. Stout 9/14/57	Class III Trustee	Until 2008. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2008. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor.	177	None

Eaton Vance Tax-Managed Buy-Write Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2005	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD, EVC and Trustee and/or Officer of 177 registered investment companies and 5 private investments companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on May 29, 2007. The Fund has also filed its CEO and CFO certifications requires by Section 302 of the Sarbanes-Oxley Act with the SEC, as an exhibit to its most recent Form N-CSR.

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Investment Adviser of Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(866) 439-6787
Overnight Mail:
PFPC Inc.
Attn: Eaton Vance Funds
250 Royall Street
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Buy-Write Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2427-2/08  CE-TMBWISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$32,790	$38,290

Audit-Related Fees(1)	0	0

Tax Fees(2)	7,650	7,918

All Other Fees(3)	0	0

Total	$40,440	$46,208

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2006 and the fiscal year ended December 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/06	12/31/07

Registrant	$7,650	$7,918

Eaton Vance(1)	$74,600	$281,446

(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

[[Note:  Only required for ANNUAL CLOSED-END FUNDS]]

Please Insert the Portfolio Manager disclosure drafted for the annual reports. PLUS at the end of each Bio paragraph for each PM write “this information is provided as of the date of filing of this report.”

LEGAL PROVIDES INFORMATION SO YOU CAN JUST CUT AND PASTE AMI DION PROVIDES NUMBERS.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2008

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2008